Exhibit 10.1

Dated : February 8, 2006

$101,250

135,000 Common Shares

$0.75 per Share

SUBSCRIPTION AGREEMENT

INTELLIGENT BUYING, INC.

A California Corporation

1.

Subscription

a)

The undersigned ("Undersigned" or "Purchaser") hereby agrees to purchase the number of Common Shares (the "Shares") of Intelligent Buying, Inc., A California corporation (the ACompany@) indicated below in accordance with the terms and conditions of this Subscription Agreement.

By completing and signing this Subscription Agreement, the Undersigned is (1) subscribing to purchase the number of Shares indicated below; (2) acknowledging that the undersigned meets the Investor Suitability requirements set forth herein and that the Undersigned has been informed of all pertinent facts relating to the liquidity and marketability of the Shares and the risks inherent in this investment; and (3) agreeing to the terms of Subscription set forth in this Subscription Agreement.

b)

Before this subscription for Shares is considered, the Undersigned must complete, execute, and deliver to the Company the following:

i.

Wire transfer of funds to the Company’s Escrow Account set forth in Schedule “A” attached hereto in an amount equal to $0.75 for each Share purchased (i.e. $3,000.00 for 4,000 Shares);

ii.

This Subscription Agreement; and.

c)

This Subscription is irrevocable.  It may be rejected in whole or in part by the Company in its sole discretion.  In the event that this Subscription is rejected by the Company all funds and documents tendered by the Undersigned shall be returned.

d)

This Subscription is not transferable or assignable by the Undersigned.

e)

This Subscription, upon acceptance by the Company, shall be binding on the heirs, executors, administrators, successors, and assigns of the Undersigned.

f)

If the Undersigned is more than one person, the obligations of the Undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his heirs, executors, administrators, successors, and assigns.

2.

The Offering

The Company is privately offering for sale 135,000 of its Common Shares at a price of $0.75 per share (the AOffering@).  The proforma, post-financing capital structure of the Company, including all outstanding Common and Preferred Shares, stock options and warrants is described in Schedule AB@ attached hereto.  The Offering is being made in accordance with an exemption from registration pursuant to Regulation D of the Securities Act of 1933 and similar provisions of applicable state law.  The funds from this subscription will be deposited in a specifically designated account of the Company, subject to initial disbursal when a minimum of $50,000 has been deposited with the Company and final disbursal at a time to be determined by the Company when it terminates the Offering..  No further instructions or consent from the Purchaser shall be required in connection with the release or disbursal of the funds.  The Company may make a partial disbursal of funds when a minimum of $50,000 has been deposited with the Company.  Upon disbursal, all funds will be used for working capital and the general corporate purposes of the Company.

3.

Acknowledgments

Special Note Regarding Forward-looking Statements

Information included in this Subscription Agreement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including the risk factors described above and elsewhere in this Subscription Agreement. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

a)

The Undersigned understands and acknowledges that the Company's operations and financial results are subject to numerous risks, some of which are beyond the Company's control. The following discussion highlights some of those risks:

Limited Operating History; Limited Management Experience; No Assurance of Commercial Success

The Company commenced operations in 2003 with very limited capital funding.  The Company’s success is highly dependent on its ability to access capital on a continuing basis in order to acquire goods which it resells to its customers.  The market in which the Company operates in highly competitive and there are many other retailers and wholesalers who are selling products and goods identical to those sold by the Company.  The Company’s competitors have an established way of doing business and consumers are accustomed to such established procedures.  The Company’s prospects for success will therefore depend on its ability to successfully market its products and services, demand and market acceptance for which are subject to a high level of uncertainty.  Any failure to attract and maintain customers could have a material, adverse effect on the Company’s financial condition, results of operations or future prospects.  The Company’s management has very limited experience in the Company’s business and there is very limited depth of management.

The Company has limited cash and if the Company is unable to raise more money it will be required to delay, scale back or eliminate aspects of its business plan.

As of December 31, 2005, we had limited cash available to fund our operations.  The amounts and timing of our expenditures will depend primarily on our ability to raise additional capital.  We may seek to satisfy our future funding requirements through new offerings of securities or from other sources, including loans from our controlling stockholders and their affiliates.  Additional financing may not be available when needed or on terms acceptable to us.  We have no current commitment for additional financing.  Unavailability of financing may require us to delay, scale back or eliminate some or all of our business plan.  To the extent we raise additional capital by issuing equity securities, your ownership interest would be diluted.

Working Capital Deficit

As of December 31, 2005 and for certain prior periods of operation, the Company had a working capital deficit, and, in the opinion of management of the Company, insufficient cash to fund the operations of the Company as they exist today for another 12 months.

Concentrated Control Risks.

David Gorodyansky and Eugene Malobrodsky, the Company’s founders, currently own approximately 50% of the outstanding common stock equivalents of the Company and they are the principal officers and directors of the Company.  They therefore have the power to make all major decisions regarding the Company’s affairs, including decisions regarding whether or not to issue stock and for what consideration, whether or not to sell all or substantially all of the Company’s assets and for what consideration and whether or not to authorize more stock for issuance or otherwise amend the Company’s articles of incorporation or bylaws.  They are in a position to elect all of our directors and to dictate all of the Company’s policies.

Reliance on certain Key Persons.

The business of the Company is highly dependent on the efforts of certain key persons, principally David Gorodyansky and Eugene Malobrodsky.  The Company does not currently have an employment agreement or key man insurance on the life of either of these persons.  The Company’s future success will depend in significant part on its ability to retain and hire key management personnel.  Competition for such personnel is intense and there can be no assurance that the Company will be successful in attracting and retaining such personnel.  The Company’s prospects could be impaired if either or both of these key persons either leave the employ of the Company or are otherwise unable to serve.

No Audited Financial Statements

The Company is not currently a “reporting company” as such term is defined in the Exchange Act and therefore does not file reports, including financial statements, thereunder with the U.S. Securities and Exchange Commission. The Company’s financial statements are currently being reviewed by an independent auditor with a view that audited financial statements will be issued at a later date, although there is no guarantee that this will occur.

$50,000 Minimum Offering Amount

Because this Offering has only a $50,000 minimum amount required to close, Securities subscribed for will be issued once the minimum offering amount has been received by the Company, subject to provisions relating to release of escrow funds as described above.  Should less than the full amount of the Offering be subscribed for and no other means of raising capital is available, the Company may not be able to adequately fund even its short-term its operations.

Need For Additional Financing; Resulting Dilution

The Company will need to raise additional capital in order to finance its current  business  strategy.  Sources of funds may include the issuance of Shares or preferred stock sold in a public offering or in private placements, debt securities or bank financing. There can be no assurance that the Company will be able to obtain capital on a timely basis or on reasonable terms, if at all. If the Company is unable to obtain such financing, or generate funds from operations sufficient to meet its needs, it may be unable to implement its business strategy or may be required to cease all operations.

The raising of additional financing would in all likelihood result in dilution or reduction in the value of the Shares.  Any sale of the Company’s equity securities, whether of Shares, a security with a priority thereto or a security convertible into Shares, would result in a dilution of your ownership of the Company.

Rights of Holders of Outstanding Preferred Stock Senior to Holders of the Shares

The rights of preferred stockholders generally take precedence over the rights of common stockholders. The Company recently provided for the issuance of 3,250,000 shares of preferred stock to the Company’s founders, which may convert, according to the rights and preferences related thereto, into common shares at a rate of two common shares for each preferred shares.  The holders of the preferred shares also have certain super-majority voting rights and liquidation preferences.  If the foregoing shares of preferred stock are converted into Shares, you will be diluted; further, the Company’s board of directors could authorize and issue new shares of preferred stock.  No such action will require the approval of the Company’s stockholders. Current or future preferred stockholders could delay, defer or prevent a change of control of the Company, which change of control you may have been in favor of or may have been in your best interests. The Company’s board of directors will also be free to accord any preferred stockholders preferential treatment on matters such as distributions, liquidation preferences and voting, among others.

Illiquidity of the Market for the Shares

The market for the Shares is highly illiquid and the Company cannot assure you that a liquid market will ever develop.  Consequently, holders of the Shares may not be able to sell them in the event of an emergency or at any time, and the Shares offered hereby will not be readily acceptable as collateral for loans.  Although the Company may endeavor to promote a more liquid market, including having the Shares quoted on the Over-the-Counter Bulletin Board (“OTCBB”) or other exchange or quotation service, the Company cannot assure you as to the timing of such event or whether the quotation on the OTCBB, if accomplished, will be sufficiently liquid to enable you to liquidate your investment in the Company.  Further, if a more liquid market is developed for the Shares through a secondary public offering or a quotation on OTCBB, certain holders of the Shares, as a condition to such offering or quotation, may be required to enter into an agreement not to sell or otherwise transfer, pledge, assign or hypothecate their Shares for a significant period of time following the secondary public offering or quotation.  The effect of an illiquid market on the holders of the Shares is to impede the sale thereof in the open market, particularly if considerable blocks are submitted to the broker-dealer.  The broker-dealer may not be able to execute a sale or, if it can, may not be able to execute the sale at an execution price at or above the bid price.

The Securities Offered Hereby Are Not Eligible For Future Sale

This Offering is being made solely to “accredited investors” pursuant to the exemptions from registration afforded under the Securities Act and pursuant to other statutory exemptions.  The Securities have not been registered under the Securities Act, and accordingly, cannot be sold, transferred, hypothecated, assigned or otherwise disposed of, unless such securities are registered under the Securities Act or an opinion of counsel, reasonably satisfactory to the Company, is received that such sale, transfer, hypothecation, assignment or disposition is exempt from such registration requirements. Moreover, the Securities will be deemed “restricted securities” under the Securities Act, and the public sale thereof, absent registration of such Securities under the Securities Act, may generally only be made in compliance with Rule 144 as promulgated under the Securities Act.  The Shares are not currently traded on any recognized market or quotation service, and therefore, there is no active trading market for the Shares and no market is likely to develop after the Offering.   All purchasers must sign this Subscription Agreement and a Confidential Prospective Investor Questionnaire stating, among other things, that they are purchasing the Shares for investment purposes only and without a view to their resale or distribution.  All the Securities issued hereunder will bear a restrictive legend preventing their transfer, and “stop transfer” instructions will be maintained on the Company's stock transfer records. Investors must be prepared to bear the economic risk of their investment for an indefinite period of time.

Competition; Price Sensitivity.

The Company faces intense competition in its business. The market in which the Company does business is highly competitive, and is served by a number of well established and well financed companies with recognized brand names, most of which have substantially greater capital resources, technical and manufacturing resources, depth of management, and brand name identification than the Company. To a significant extent, the Company competes with its direct competitors based on price and sales in the Company's targeted mass retail market are highly price-sensitive. As a result of the foregoing factors, the Company generally will not be able to increase its margins by raising prices. In addition, increases in labor, materials, manufacturing or shipping costs could adversely affect the Company's margins and therefore its financial condition.

Dependence on Discretionary Consumer Spending.

The demand for the Company's products is related to the amount of discretionary spending by consumers and small businesses. Each of these factors may be adversely affected by a downturn in general economic conditions. A decrease in consumer spending on high technology equipment and information systems could have an adverse effect on the Company's business, financial condition, results of operation and prospects.

b)

The Undersigned has been advised to consult the Undersigned's own attorney concerning  the Company, the Subscription Agreement and an investment in the Company.

c)

The books and records of the Company will be reasonably available for inspection by the Undersigned and/or the Undersigned's representatives, if any, at the Company's place of business.  It is the Undersigned=s sole responsibility to complete any due diligence necessary to facilitate an investment decision.

d)

The Company may not have identified all material facts which may affect its proposed business and accordingly there is no representation that this Subscription Agreement sets forth all of the risks or information necessary in order to make an informed investment decision.  Each subscriber should make such inquiries regarding the business of the Company as the subscriber deems material.

e)

The Offering has not been registered under the Securities Act of 1933 or under the securities laws of any state.

f)

Neither the Securities and Exchange Commission nor any other federal or state agency has passed upon the Offering or made any finding or determination concerning the fairness of this investment and no such agency has recommended or endorsed the Offering.

g)

Since the Shares have not been registered under the Securities Act of 1933 or registered or qualified under any state law, a purchaser of Shares must bear the economic risk of investment until such registration is effected or the Shares may be sold pursuant to an applicable exception to registration.  The Shares may not be sold, pledged, or otherwise transferred in the absence of an effective registration or qualification under federal and applicable state law or an opinion by counsel to the Company that such registration or qualification is not required or otherwise restricted by applicable agreements or regulations.

h)

The Undersigned understands and acknowledges that the Company is under no obligation and has not undertaken to register or qualify the sale, transfer, or other disposition of the Shares by it or on its behalf, to take any other action necessary in order to make compliance with an exemption from registration or qualification available or to register or qualify the Shares any time in the future.

i)

The Undersigned will not make any sale, transfer, or other disposition of the Shares except in compliance with the Securities Act of 1933 and applicable California and other state law.

j)

This Offering may be terminated at any time prior to raising all the funds sought in this Offering.

4.

Investor Representations and Warranties

The investor represents that he/she has read and understand the legends contained in the Subscription Agreement which are included herein:

THE SECURITIES OFFERED PURSUANT TO THIS SUBSCRIPTION AGREEMENT, HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT.  NO STATE SECURITIES LAW ADMINISTRATOR HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR THE ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE ONLY TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS.  SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFER OF THE SHARES.

YOUR ATTENTION IS DRAWN TO THE ANTI-FRAUD PROVISIONS OF THE FEDERAL AND STATE SECURITIES LAWS, PARTICULARLY RULE 10b-5 UNDER THE EXCHANGE ACT, WHICH PROHIBITS THE PURCHASE OR SALE OF SECURITIES ON THE BASIS OF MATERIAL NON-PUBLIC INFORMATION.  IN LIGHT OF THESE PROVISIONS, INCLUDING RULE 10b-5, YOU ARE HEREBY ADVISED THAT, IF YOU ARE IN POSSESSION OF MATERIAL INFORMATION RELATING TO THE COMPANY WHICH YOU KNOW OR HAVE REASON TO KNOW IS NON-PUBLIC, YOU SHOULD NOT PURCHASE OR SELL OR CAUSE TO BE PURCHASED OR SOLD ANY OF THE COMPANY'S SECURITIES.  IN ADDITION, YOU SHOULD NOT DISCLOSE ANY OF SUCH INFORMATION UNLESS AND UNTIL SUCH INFORMATION HAS BEEN PUBLICLY DISCLOSED.

CONFIDENTIAL INFORMATION

THE INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT IS CONFIDENTIAL AND PROPRIETARY TO THE COMPANY AND BEING SUBMITTED TO PROSPECTIVE INVESTORS SOLELY FOR SUCH INVESTORS’ CONFIDENTIAL USE WITH THE EXPRESS UNDERSTANDING THAT, WITHOUT THE PRIOR WRITTEN PERMISSION OF THE COMPANY, SUCH PERSONS WILL NOT RELEASE THIS DOCUMENT OR DISCUSS THE INFORMATION CONTAINED HEREIN OR MAKE REPRODUCTIONS OF OR USE THIS SUBSCRIPTION AGREEMENT FOR ANY PURPOSE OTHER THAN EVALUATING A POTENTIAL INVESTMENT IN THE SECURITIES.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THIS SUBSCRIPTION AGREEMENT CONSTITUTES AN OFFER ONLY TO THE OFFEREE TO WHOM THIS SUBSCRIPTION AGREEMENT IS INITIALLY DISTRIBUTED AND DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY ANYONE IN ANY COUNTRY OR STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.  THE COMPANY AND THE PLACEMENT AGENT RESERVE THE RIGHT TO ACCEPT OR REJECT ANY SUBSCRIPTION FOR SECURITIES, IN WHOLE OR IN PART, FOR ANY REASON OR FOR NO REASON, OR TO ALLOT TO ANY PROSPECTIVE INVESTOR FEWER THAN THE NUMBER OF SECURITIES SUCH INVESTOR DESIRES TO PURCHASE.

IN DECIDING WHETHER TO PURCHASE SECURITIES, EACH INVESTOR MUST CONDUCT AND RELY ON ITS OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SECURITIES.  PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS SUBSCRIPTION AGREEMENT OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY, OR ANY PROFESSIONAL ASSOCIATED WITH THE OFFERING, AS LEGAL OR TAX ADVICE.  THE OFFEREE AUTHORIZED TO RECEIVE THIS SUBSCRIPTION AGREEMENT SHOULD CONSULT HIS OR HER OWN TAX COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR, RESPECTIVELY, AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING HIS OR HER PURCHASE OF THE SECURITIES.

THE INFORMATION PRESENTED HEREIN WAS PREPARED BY THE COMPANY AND IS BEING FURNISHED SOLELY FOR USE BY PROSPECTIVE INVESTORS IN CONNECTION WITH THE OFFERING.  THE INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT HAS BEEN SUPPLIED BY THE COMPANY AND HAS BEEN INCLUDED HEREIN IN RELIANCE ON THE COMPANY.

EXCEPT AS OTHERWISE INDICATED, THIS SUBSCRIPTION AGREEMENT SPEAKS AS OF THE DATE HEREOF.  NEITHER THE DELIVERY OF THIS SUBSCRIPTION AGREEMENT NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF.

NO GENERAL SOLICITATION WILL BE CONDUCTED AND NO OFFERING  LITERATURE OR ADVERTISING IN ANY FORM WILL OR MAY BE EMPLOYED IN THE OFFERING, EXCEPT FOR THIS SUBSCRIPTION AGREEMENT (INCLUDING AMENDMENTS OR SUPPLEMENTS HERETO) AND THE DOCUMENTS SUMMARIZED HEREIN.  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS SUBSCRIPTION AGREEMENT OR THE DOCUMENTS SUMMARIZED HEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON.

BY ACCEPTING DELIVERY OF THIS SUBSCRIPTION AGREEMENT, THE OFFEREE AGREES (I) TO KEEP CONFIDENTIAL THE CONTENTS THEREOF, AND NOT TO DISCLOSE THE SAME TO ANY THIRD PARTY OR OTHERWISE USE THE SAME FOR ANY PURPOSE OTHER THAN EVALUATION BY SUCH OFFEREE OF A POTENTIAL PRIVATE INVESTMENT IN THE COMPANY, AND (II) TO RETURN THE SAME TO THE COMPANY OR THE PLACEMENT AGENT IF (A) THE OFFEREE DOES NOT SUBSCRIBE TO PURCHASE ANY SECURITIES, (B) THE OFFEREE’S SUBSCRIPTION IS NOT ACCEPTED, OR (C) THE OFFERING IS TERMINATED OR WITHDRAWN.

THE COMPANY WILL MAKE AVAILABLE TO ANY PROSPECTIVE INVESTOR, PRIOR TO THE CLOSING, THE OPPORTUNITY TO ASK QUESTIONS OF AND TO RECEIVE ANSWERS FROM REPRESENTATIVES OF THE COMPANY CONCERNING THE COMPANY OR THE TERMS AND CONDITIONS OF THE OFFERING AND TO OBTAIN ANY ADDITIONAL RELEVANT INFORMATION TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN OBTAIN IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.  INVESTORS AGREE TO ADVISE THE COMPANY IN WRITING IF THEY ARE RELYING UPON ANY SUCH INFORMATION.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME

The undersigned acknowledges that the Shares being purchased hereunder have not been registered under the Securities Act, or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the Securities would require registration, and that the Company's reliance upon such exemption is based upon the undersigned’s representations, warranties, and agreements contained herein.

1.  The undersigned represents, warrants, and agrees as follows:

a)

The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

b)

The undersigned has carefully read the Subscription Agreement and all documents related thereto (the “Offering Materials”), all of which the undersigned acknowledges have been provided to the undersigned.  The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the undersigned desires in order to evaluate the investment.  The undersigned further acknowledges that he or she fully understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with his or her counsel or other advisor.  Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials and his or her own independent investigation.  The undersigned acknowledges that the undersigned has received no representations or warranties from the Company or its employees or agents in making this investment decision other than as set forth in the Offering Materials.

c)

The undersigned is aware that the purchase of the Securities is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned's investment.

d)

The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this offering of the Securities for investment, or any recommendation or endorsement of this Offering of the Securities.

e)

The undersigned is purchasing the Securities for the undersigned's own account, with the intention of holding the Securities, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

f)

The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Securities. The undersigned represents that the undersigned is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.  The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

g)

The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Securities indefinitely or to afford a complete loss of his or her investment in the Securities.

h)

The undersigned represents that the undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Securities will not cause such overall commitment to become excessive.  The undersigned understands that the statutory basis on which they are being sold to the undersigned and others would not be available if the undersigned's present intention were to hold the Securities for a fixed period or until the occurrence of a certain event.  The undersigned will not pledge, transfer or assign this Subscription Agreement.

i)

The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

j)

FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Securities, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

k)

The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual or its principal business address if a corporation or other entity.

l)

The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

m)

The undersigned acknowledges that the certificates for the Securities which the undersigned will receive will contain a legend substantially as follows:

THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH  RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT AND SUCH APPLICABLE STATE LAWS, OR THE COMPANY  RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH APPLICABLE STATE LAWS IS AVAILABLE.

2.

The undersigned further acknowledges that the Company is under no obligation to aid the undersigned in obtaining any exemption from registration requirements.

3.

The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned's representations contained herein.

4.

The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained herein.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, the undersigned's representations, warranties and indemnification contained herein shall survive the undersigned's purchase of the Securities hereunder.

5.

The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of California.  The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein.

6.

Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

7.

The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof.  All understandings and agreements heretofore made between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

8.

This Subscription Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

9.

The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

10.

If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

11.

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of California and the undersigned hereby consents to the jurisdiction of the courts of the State of California and/or the United States District Court for the Central District of California.

5.

Indemnification

The Purchaser agrees to indemnify the Company and its agents, attorneys,   employees and advisors and hold them harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

a)

Any inaccuracy in the Purchaser's declarations, representations, and warranties set forth in this document or in any other declarations, representations, and warranties in other communications to the Company;

b)

The disposition of any of the Shares that the Purchaser will receive, contrary to the Purchaser's foregoing declarations, representations, and warranties.

c)

The release or disbursal of the funds by the Company in accordance herewith.

6.

Miscellaneous

a)

Purchaser may not assign any of his rights under this Subscription Agreement without the written consent of the Company.

b)

Purchaser may not cancel, terminate or revoke this Subscription Agreement or any other agreement of the Purchaser made herein.

c)

This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Purchaser.

d)

If the Purchaser is more than one person, the obligations of the Purchaser shall be joint and several and the representations herein contained shall be deemed to be made by and binding upon each such person and their heirs, executors, administrators, successors and assigns.

e)

Throughout this Subscription Agreement, as the context may require, the masculine gender includes the feminine and neuter genders.

7.

Purchaser’s Prior Business Experience

a)

The Purchaser’s educational background is as follows:

b)

The Purchaser=s prior business investment experience can be described as follows:

8.

Subscription for Shares

The Purchaser subscribes for:

___________ Shares at $0.75 per Share totaling $__________.

Subscriber Information: (The information below should be consistent with the form of ownership selected below.)

Name (please print):

______________________________________

If entity named above,

By___________________________________

Social Security or Taxpayer I.D. Number:

_______________________________________

Address (including zip code)

_____________________________________________

_____________________________________________

Phone

(___)________

Type of Ownership

(select one)

PLEASE INDICATE BY CHECKING THE APPROPRIATE BOX BELOW THE FORM IN WHICH YOU WILL HOLD TITLE TO YOUR INTEREST.  SUBSCRIBERS SHOULD SEEK THE ADVICE OF THEIR ATTORNEYS IN DECIDING IN WHICH OF THE FORMS THEY SHOULD TAKE OWNERSHIP OF THE SHARES BECAUSE DIFFERENT FORMS OF OWNERSHIP CAN HAVE VARYING GIFT TAX, ESTATE TAX, INCOME TAX, AND OTHER CONSEQUENCES, DEPENDING ON THE STATE OF THE INVESTOR'S DOMICILE AND HIS OR HER PARTICULAR PERSONAL CIRCUMSTANCES. FOR EXAMPLE, IN COMMUNITY PROPERTY STATES, IF COMMUNITY PROPERTY ASSETS ARE USED TO PURCHASE SHARES HELD AS SEPARATE PROPERTY, ADVERSE GIFT TAX CONSEQUENCES MAY RESULT.

___

INDIVIDUAL OWNERSHIP (one signature required)

___

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

___

COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

___

TENANTS IN COMMON (both or all parties must sign)

___

GENERAL PARTNERSHIP (fill out all documents in the name of the General Partnership, by a PARTNER authorized to sign, and include a copy of the Partnership Agreement)

___

LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign, and include a copy of the Limited Partnership Agreement and any other document showing that the investment is authorized)

___

CORPORATION or limited liability company (ALLC@) (fill out all documents in the name of the CORPORATION or the LLC, by the President, Manager or other person authorized to sign, and include a copy of the certified Corporate Resolution authorizing the signature or similar LLC resolution)

___

TRUST (fill out all documents in the name of the TRUST, by the trustee, and include a copy of the instrument creating the trust and any other documents necessary to show that the investment by the trustee is authorized. The date of the trust must appear on the Notarial where indicated)

SUBJECT TO ACCEPTANCE BY THE COMPANY, THE PURCHASER HAS COMPLETED THIS SUBSCRIPTION AGREEMENT TO EVIDENCE HIS/HER SUBSCRIPTION IN THE COMPANY THIS        ____DAY OF                                 , 2006.

Documents to be Returned:

   1.

One copy of this Subscription Agreement completed, dated and signed with the Purchaser's(s') signature(s).

Dated:

SUBSCRIBER:

________________________________

(Name)

(Authorized Signature)

Name:

(Print or type)

Title:________________________

_______________________

Social Security or Tax I.D. No.

The Company has accepted this Subscription this ____ day of ___________________, 2006.

INTELLIGENT BUYING, INC.

By:

Name:

Title:

SCHEDULE “A”

SILICON VALLEY BANK

WIRE TRANSFER INSTRUCTIONS

The following information is provided to assist clients in routing wire transfers TO Silicon Valley Bank in the most expeditious manner.

DOMESTIC WIRE TRANSFER:

Instruct the paying financial institution or the payor to route all domestic wire transfers via FEDWIRE to the following ABA number:

TO:

SIL VLY BK SJ

ROUTING & TRANSIT

121140399

FOR CREDIT OF:

Intelligent Buying, Inc.

CREDIT ACCOUNT #:

3300509336

BY ORDER OF:

[NAME OF SENDER]

INTERNATIONAL WIRE TRANSFER:

Instruct the paying financial institution to advise their U.S. correspondent to pay as follows:

PAY TO:

FC - SILICON VALLEY BANK

3003 TASMAN DRIVE

SANTA CLARA, CA 95054, USA

ROUTING & TRANSIT #:

121140399

SWIFT CODE

SVBKUS6S

FOR CREDIT OF:

Intelligent Buying Inc.

FINAL CREDIT ACCOUNT #:

3300509336

BY ORDER OF:

[NAME OF SENDER]

IMPORTANT!!!!

Wire instructions MUST designate the FULL TEN DIGIT ACCOUNT NUMBER. Wires received by Silicon ValIey Bank with INCOMPLETE or INVALID ACCOUNT NUMBERS may be delayed and could possibly require return to the sending bank due to new regulations.

SCHEDULE “B”

INTELLIGENT BUYING, INC.

SHARES, OPTIONS AND WARRANTS OUTSTANDING

(Proforma Post Offering)

Shares

Common Stock

135,000

Preferred Stock

2,500,000

Common Stock Equivalents if Preferred Stock Converted

5,000,000

Total Fully-Diluted Common Shares (post-financing

Assuming all offering is fully subscribed)

5,135,000